Exhibit 99 - Asset Sale Agreement


                             ASSET SALE AGREEMENT


THIS ASSET SALE AGREEMENT ("Agreement") has been made and entered into as of this 30th day of January, 2003, between Edward C. Zimmerman, III, ("Mr. Zimmerman"), and EZ Travel, Inc., a Nevada corporation (the "EZ Travel").


                                   RECITALS


A. The parties hereto desire to enter into this Agreement whereby EZ Travel will sale to Mr. Zimmerman the following assets:

   o  Notebook Sony Viao Computer and its accessories and software

   o  HP Office Desk Jet Printer

   o  Motorola cell phone and its 2year contract

   o  Two filing cabinets with files

   o  The Internet address www. EZTravellv.com

   o  The EZ Travel Nevada trademark and logo.

   o  Seller of Travel Registration permit from the State of Nevada

   o  EZ Travel clientele for its travel agency business

   o  All print material developed in connection with EZ Travel by Edward
      C. Zimmerman, III, including posters, flyers, newspaper copy advertisements, letterhead, including the right to use templates for such material for future product development.

(hereinafter collectively referred to as the " Assets").

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereto agree as follows:

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                                  ARTICLE I.
                                THE ASSET SALE

1.1. Sale of Assets. EZ Travel hereby sells to Mr. Zimmerman the Assets to Mr. Zimmerman in the total amount of $25,000.00. Mr. Zimmerman shall receive the Assets in exchange for the retirement of all of EZ Travel's debt and for Mr. Zimmerman's agreement to indemnify EZ Travel against undisclosed liabilities, and include the sale of his original founder's in the Company.
The $25,000.00 payment amount has heretofore been paid to Mr. Zimmerman for the transfer of the Assets and Mr. Zimmerman has relinquished all of his original founder's shares.

1.2 No Warranty. The Assets are sold on an "AS IS" basis and without warranty including no warranty of merchantability or fitness for a particular purpose.

1.3 Sole Proprietorship. The sale of the Assets will be accomplished by placing the Assets together with all liabilities of EZ Travel as of the date of this Agreement into a sole proprietorship owned by Mr. Zimmerman.

                                  ARTICLE II.
                        REPRESENTATIONS AND WARRANTIES

2.1. Representations and Warranties of Mr. Zimmerman. Mr. Zimmerman hereby represents and warrants that all liabilities of EZ Travel as of the date of this Agreement will be placed into his sole proprietorship prior to its transfer to Mr. Zimmerman or otherwise be paid by Mr. Zimmerman and that Mr. Zimmerman will hold EZ Travel harmless from the payment of all such liabilities (hereinafter collectively referred to as the "EZ Travel Liabilities"). The EZ Travel Liabilities shall not be deemed to include liabilities arising from transactions involving World Information Technology or items related to those transactions or affiliations with World Information Technology.

2.2 Release Forms. Attached hereto as Schedule 1 are release forms designating Mr. Zimmerman, the sole known entity to be creditor of EZ Travel at the present time. Mr. Zimmerman has provided his signed releases as creditors and provided the Schedule at the closing of the transactions contemplated by this Agreement.

                                 ARTICLE III.
                            ARTICLE INDEMNIFICATION

3.1. Indemnification. From and for a period of 36 months after the closing of the transactions contemplated by this Agreement, Mr. Zimmerman agrees to indemnify, defend and save EZ Travel and each of its officers, directors, employees, agents, affiliates and subsidiaries (each an "Indemnified Party") harmless from and against, and to promptly pay to an Indemnified party or reimburse an Indemnified Party for, any and all liabilities, losses, costs, expenses, interest and fines (including reasonable fees and expenses of attorneys, accountants and other experts incurred by any Indemnified Party in any action or proceeding between such Indemnified party and Mr. Zimmerman or between any Indemnified Party and any third party or otherwise) sustained or incurred by any Indemnified party relating to, resulting from, arising out of or otherwise by virtue

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 of the EZ Travel Liabilities, or any breach of a
representation or warranty made herein by Mr. Zimmerman, or a breach or failure to observe or perform any of the agreements contained in this Agreement.

                                  ARTICLE IV.
                                 MISCELLANEOUS

4.1. Assignability and Parties in Interest. This Agreement shall not be assignable by any of the parties hereto without the consent of all other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

4.2. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada. Each of the parties hereto consents to the personal jurisdiction of the federal and state courts in the State of Nevada in connection with any action arising under or brought with respect to this Agreement.

4.3. Counterparts. This Agreement may be executed as of the same effective date in one or more counterparts, each of which shall be deemed an original.

4.4. Headings. The headings and subheadings contained in this Agreement are included solely for ease of reference, and are not intended to give a full description of the contents of any particular Section and shall not be given any weight whatever in interpreting any provision of this Agreement.

4.5. Complete Agreement. This Agreement and the documents referred to herein contain the entire agreement between the parties and, except as provided herein, supersede all previous negotiations, commitments and writings.

4.6. Modifications, Amendments and Waivers. This Agreement shall not be modified or amended except by a writing signed by each of the parties hereto.

4.7. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect. Upon any such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.


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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


EZ TRAVEL, INC.

By:
/s/ Edward C. Zimmerman, III
----------------------------
EDWARD C. ZIMMERMAN, III
President



By:
/s/ Edward C. Zimmerman, III
----------------------------
EDWARD C. ZIMMERMAN, III
Sole Proprietorship


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                                  SCHEDULE 1

The undersigned hereby represents that EZ Travel has paid all liabilities and/or monies owed to the undersigned (the "Liabilities") as of the date set forth below or that other arrangements have been made with respect to the payment of such Liabilities so that the undersigned has no more claim against EZ Travel as of the date of this Schedule.


DATED:


By:
/s/ Edward C. Zimmerman, III
    ------------------------
    Edward C. Zimmerman, III


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                                EZ TRAVEL, INC.
                             3415 OCATILLO EZ WAY
                         NORTH LAS VEGAS, NEVADA 89031

                                                     January 30, 2003

Edward C. Zimmerman, III
500 N. Rainbow, Suite 300
Las Vegas, NV  89107

Re: Asset Sale Agreement

Dear Mr. Zimmerman:

The purpose of this letter is to clarify certain provisions of the Asset Sale Agreement of even date herewith between EZ Travel and you (the "Agreement").

As you know, EZ Travel intends to obtain shareholder approval of the sale of the Assets as defined in the Agreement at an annual meeting of shareholders to be held on or about March 25, 2003. The closing of the Agreement will take place on such date or soon thereafter. You confirm that you will be responsible for any and all liabilities of EZ Travel, whether direct or indirect, absolute, accrued, contingent or otherwise, and whether due or to become due, of any nature other than any liabilities that concern World Information Technology. In addition, you confirm that you will be responsible and will assume all liabilities and obligations of EZ Travel (whether in direct and direct, absolute, accrued, contingent or otherwise, and whether due or to become due, of any nature) relating in whole or in part to the period prior to and including the closing, other than liabilities regarding World Information Technology.

You acknowledge that the indemnification provisions of ARTICLE III of the Agreement shall also extend to any breach or failure to observe or perform any of your covenants, undertakings or agreements in this letter.

The Agreement shall continue in full force and effect without modification except as provided in this letter agreement.

Please acknowledge your agreement with the foregoing by signing in the space provided below and returning a signed copy to the undersigned.

Sincerely,

EZ TRAVEL, INC.

By: /s/ Edward C. Zimmerman, III
    ----------------------------
Its:    President and CEO

ACKNOWLEDGED AND AGREED THIS 30th DAY OF JANUARY, 2003.

/s/ Edward C. Zimmerman, III
    ------------------------

    EDWARD C. ZIMMERMAN, III

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